SCHEDULE 14A INFORMATION
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Exchange Act of 1934 (Amendment No.       )

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Progress Software Corporation
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Progress Software Corporation
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PROGRESS SOFTWARE CORPORATION
14 Oak Park
Bedford, Massachusetts 01730
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
       NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Progress Software Corporation (the “Company”) will be held on Thursday, April 21, 2005, commencing at 10:00 A.M., local time, at the principal executive offices of the Company, 14 Oak Park, Bedford, Massachusetts 01730, for the following purposes:

1.	To fix the number of directors constituting the full Board of Directors of the Company at six;

2.	To elect six directors; and

3.	To transact such other business as may properly come before the meeting and any adjournment thereof.
      The Board of Directors has fixed the close of business on February 25, 2005 as the record date for determination of shareholders entitled to receive notice of and vote at the meeting and any adjournment thereof.

By Order of the Board of Directors,

James D. Freedman
Secretary
March 21, 2005
      YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

SCHEDULE 14A INFORMATION
PROXY STATEMENT
VOTING PROCEDURES
ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD
DIRECTORS’ COMPENSATION
SECURITY OWNERSHIP OF CERTAIN HOLDERS AND MANAGEMENT
EQUITY COMPENSATION PLAN INFORMATION
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
EXECUTIVE COMPENSATION
OPTION/SAR GRANTS IN FISCAL 2004
AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES
EMPLOYEE RETENTION AND MOTIVATION AGREEMENTS
AUDIT COMMITTEE REPORT
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES
POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
COMPENSATION COMMITTEE REPORT
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
STOCK PERFORMANCE GRAPH
SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
EXPENSES OF SOLICITATION
PROPOSALS OF SHAREHOLDERS FOR 2006 ANNUAL MEETING
AVAILABLE INFORMATION
AUDIT COMMITTEE CHARTER

PROGRESS SOFTWARE CORPORATION
14 Oak Park
Bedford, Massachusetts 01730
PROXY STATEMENT
      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Progress Software Corporation (the “Company”) of proxies for use at the 2005 Annual Meeting of Shareholders (the “2005 Annual Meeting”) to be held on April 21, 2005, at 10:00 A.M., local time, at the principal executive offices of the Company, 14 Oak Park, Bedford, Massachusetts 01730. It is anticipated that this Proxy Statement and the accompanying form of proxy will first be mailed to shareholders on or about March 21, 2005.
      At the 2005 Annual Meeting, the shareholders of the Company will be asked to consider and vote upon the following proposals:

1.	To fix the number of directors constituting the full Board of Directors of the Company at six; and

2.	To elect six directors.
      The information contained in the “Audit Committee Report” on pages 11 and 12, the “Compensation Committee Report” on pages 14 and 15 and the “Stock Performance Graph” on page 17 shall not be deemed “filed” with the Securities and Exchange Commission (the “Commission”) or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.
VOTING PROCEDURES
      Only holders of record of Common Stock outstanding at the close of business on February 25, 2005 are entitled to vote at the 2005 Annual Meeting and any adjournment thereof. As of that date, there were 36,565,006 shares outstanding and entitled to vote. Each outstanding share entitles the holder to one vote on any proposal presented at the meeting. A list of the shareholders entitled to notice of the 2005 Annual Meeting is available for inspection by any shareholder at the Company’s principal office at the address above.
      Any shareholder who has given a proxy may revoke it at any time prior to its exercise at the 2005 Annual Meeting by giving written notice of such revocation to the Secretary of the Company, by signing and duly delivering a proxy bearing a later date or by attending and voting in person at the 2005 Annual Meeting. Duly executed proxies received and not revoked prior to the meeting will be voted in accordance with the instructions indicated in the proxy. If no instructions are indicated, such proxies will be voted FOR the proposal to fix the number of directors constituting the full Board of Directors at six, FOR the election of the nominees for director named in the proxy and in the discretion of the proxies as to other matters that may properly come before the 2005 Annual Meeting.
      Votes withheld from any nominee for election as director, abstentions and broker “non-votes” will be counted as present or represented at the meeting for purposes of determining the presence or absence of a quorum for the meeting. A broker “non-vote” occurs when a broker or other nominee who holds shares for a beneficial owner withholds its vote on a particular proposal with respect to which it does not have discretionary voting power or instructions from the beneficial owner. Abstentions and broker “non-votes” with respect to a proposal are not included in calculating the number of votes cast on the proposal and therefore do not have the effect of voting against the proposal. An automated system administered by the Company’s transfer agent tabulates the votes.

      The Board of Directors of the Company knows of no other matters to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted in accordance with the judgment of the persons named as proxies.
      Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this proxy statement and the Company’s 2004 annual report may have been sent to multiple shareholders in a single household. The Company will promptly deliver a separate copy of either document to shareholders who so request by calling or writing to the Company at the following address: Progress Software Corporation, 14 Oak Park Drive, Bedford, Massachusetts 01730, phone 781-280-4000 Attn: Investor Relations or by submitting an email request to finance-info@progress.com. Any shareholder who would like to receive separate copies of the Company’s annual report and proxy statement in the future, or who would like to receive only one copy per household, should contact his or her bank, broker or other nominee record holder, or contact the Company at the above address, phone number or email.
ELECTION OF DIRECTORS
      The Company’s by-laws provide for a Board of Directors, the number of which shall be fixed from time to time by the shareholders of the Company, and may be enlarged or reduced by vote of a majority of the Board of Directors. Currently the Board of Directors is comprised of six members. The Nominating and Corporate Governance Committee of the Board of Directors has recommended that the number of directors be fixed at six and has nominated for election as directors Joseph W. Alsop, Larry R. Harris, Roger J. Heinen, Jr., Michael L. Mark, Scott A. McGregor and Amram Rasiel, each of whom is currently a director of the Company. Each director elected at the 2005 Annual Meeting will hold office until the next Annual Meeting of Shareholders or special meeting in lieu thereof and until his successor has been duly elected and qualified, or until his earlier death, resignation or removal. There are no family relationships among any of the executive officers or directors of the Company.
      Each of the nominees has agreed to serve as a director if elected, and the Company has no reason to believe that any nominee will be unable to serve. In the event that before the 2005 Annual Meeting one or more nominees should become unwilling or unable to serve, the persons named in the enclosed proxy will vote shares represented by any proxy received by the Board of Directors for such other person or persons as may thereafter be nominated for director by the Nominating and Corporate Governance Committee of the Board of Directors of the Company.
      If a quorum is present at the meeting, a majority of the votes properly cast will be required to fix the number of directors at six and a plurality of the votes properly cast will be required to elect a nominee to the office of director.

      The Board of Directors recommends that you vote FOR fixing the number of directors at six and FOR the election of the six individuals named below as directors of the Company.

Nominee	Age	Present Principal Employer and Recent Business Experience

Joseph W. Alsop	59	Mr. Alsop, a Co-Founder of the Company, has been a director and Chief Executive Officer of the Company since its inception in 1981.
Larry R. Harris	57	Mr. Harris has been a director of the Company since January 1995. Mr. Harris is a founder of EasyAsk, Inc, a software maker of information retrieval solutions, and has been its Chairman since 1996.
Roger J. Heinen, Jr.	54	Mr. Heinen has been a director of the Company since March 1999. Mr. Heinen has since December 1997 been a Partner of Flagship Ventures, a venture capital company. Mr. Heinen formerly served as Senior Vice President, Developer Division, Microsoft Corporation. Mr. Heinen is also a director of ANSYS Inc.
Michael L. Mark	59	Mr. Mark has been a director of the Company since July 1987. Mr. Mark is a private investor.
Scott A. McGregor	48	Mr. McGregor has been a director of the Company since March 1998. Mr. McGregor has since January 2005 been President and CEO of Broadcom Corp. From 2002 to 2004 he was CEO of Philips Semiconductors. From 1998 to 2001 he was Senior Vice President and General Manager of Philips Electronics, North America.
Amram Rasiel	75	Mr. Rasiel has been a director of the Company since April 1983. Mr. Rasiel is a private investor.
THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD
      The Board of Directors of the Company held five meetings during the fiscal year ended November 30, 2004. No director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and of any committee of the Board of Directors on which he served. There are three standing committees of the Board of Directors, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Upon consideration of the requirements regarding director independence set forth in Marketplace Rules 4200 and 4350 of the The Nasdaq Stock Market, the Board of Directors has determined that, with the exception of Mr. Alsop, all members of the Board of Directors and that, without exception, all members of the committees of the Board of Directors are independent within the meaning of such rules.
      The Audit Committee, of which Messrs. Heinen, Mark and Rasiel are members, assists the Board of Directors in fulfilling its oversight responsibilities relating to the financial information which will be provided to shareholders and others, the internal control system which management and the Board of Directors have established, the independence and performance of the independent registered public accounting firm and the audit process. The Nominating and Corporate Governance Committee and the Audit Committee continuously monitor developments related to the Sarbanes-Oxley Act of 2002 and corporate governance practices are updated accordingly. The Audit Committee held six meetings during the fiscal year ended November 30, 2004. Although the Board of Directors has not determined that any member of the Audit Committee qualifies as a financial expert, the Board of Directors has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to discharge the responsibilities of the Committee, as set forth in its charter. The Audit Committee operates under a written charter, which was recently amended by the Board of Directors. A copy of the charter as amended, is attached as Appendix A to this Proxy Statement. A copy of the amended charter can also be found on the Company’s website at www.progress.com under the Corporate Governance page.
      The Compensation Committee, of which Messrs. Heinen and McGregor are members, held one meeting during the fiscal year ended November 30, 2004. The Compensation Committee makes recommendations concerning salaries and incentive compensation for employees of the Company and determines the salaries and incentive compensation for executive officers of the Company. The Compensation Committee also administers the Company’s stock plans.
      The Nominating and Corporate Governance Committee, of which Messrs. Harris and Heinen are members, held one meeting during the fiscal year ended November 30, 2004. The Nominating and Corporate Governance Committee is responsible for identifying qualified candidates for election to the Board of Directors and nominating the candidates proposed for election as directors at the Annual Meeting. It also assists in determining the composition of the board of directors and its committees, in developing and monitoring a process to assess board effectiveness and in developing and implementing the Company’s corporate governance guidelines. The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board of Directors, a copy of which can be found on the Company’s website at www.progress.com under the Corporate Governance page.
      The Board of Directors has adopted a Finance Code of Professional Ethics that applies to the Chief Executive Officer, Chief Financial Officer, Corporate Controller and other employees of the finance organization and a Code of Conduct that applies to all officers, directors and employees of the Company. Copies of the Code of Conduct and Finance Code of Professional Ethics can be found on the Company’s website at www.progress.com under the Corporate Governance page.
      The Company does not require members of the Board of Directors to attend its annual meeting of shareholders. Other than Mr. Alsop, no members of the Board of Directors attended the 2004 annual meeting of shareholders.
      The Board of Directors welcomes communications from the Company’s shareholders. Any shareholder may communicate either with the Board as a whole, or with any individual Director, by sending a written communication addressed to the Board of Directors or to such Director, at the Company’s offices located at: 14 Oak Park, Bedford, MA 01730 or by submitting an email communication to board@progress.com. All communications sent to the Board of Directors will be forwarded to the Board, as a whole, or to the individual director to whom such communication was addressed.
DIRECTORS’ COMPENSATION
      Each of the Company’s non-employee directors who rendered services during fiscal 2004 were granted options to purchase 15,000 shares of Common Stock pursuant to the Company’s 1997 Stock Incentive Plan and has been reimbursed, upon request, for expenses incurred in attending Board of Directors’ meetings. In addition, each member of the Audit Committee was awarded an additional grant of options to purchase 4,000 shares. All other Committee members were awarded a grant of options to purchase 2,000 shares. Each of these options was exercisable in full commencing on the date of grant. Each option granted expires on the tenth anniversary of the date of grant and has an exercise price equal to the closing price of the Common Stock, as reported by The Nasdaq Stock Market, National Market System on the date of grant. Mr. Alsop who is an employee of the Company is not paid any separate fees and does not receive stock options for his service in the capacity of director.

SECURITY OWNERSHIP OF CERTAIN HOLDERS AND MANAGEMENT
      The following table sets forth the number of shares of the Company’s Common Stock beneficially owned by all persons known by the Company to be the beneficial owners of more than 5% of the Company’s outstanding Common Stock, by each of the Company’s current directors, by each of the executive officers named in the Summary Compensation Table appearing on pages 8 and 9, and by all executive officers and directors of the Company as a group, as of March  15, 2005.

	Beneficially Owned
	Shares

Name and Address of Beneficial Owner (1)	Number	Percent

Private Capital Management, L.P.(2)	3,895,538	10.65%
Bruce S. Sherman and
Gregg J. Powers 8889 Pelican Bay Blvd., Suite 500 Naples, FL 34108
Barclays Global Investors, N.A.(3)	3,190,001	8.72%
111 Center Street Little Rock, AR 72201
Joseph W. Alsop(4)	2,841,159	7.33%
14 Oak Park Bedford, MA 01730
T. Rowe Price Associates, Inc.(5)	2,707,067	7.40%
100 East Pratt Street Baltimore, MD 21202
Amram Rasiel(6)	541,000	1.48%
David G. Ireland(7)	527,366	1.42%
Richard D. Reidy(8)	503,780	1.36%
Norman R. Robertson(9)	364,417	*
Peter Sliwkowski(10)	243,303	*
Michael Mark(11)	137,000	*
Scott A. McGregor(12)	131,000	*
Roger J. Heinen, Jr.(13)	66,000	*
Larry R Harris(14)	55,000	*
All executive officers and directors as a group (14 persons)(15)	5,773,385	14.05%

*	Less than 1%

(1)	All persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and subject to the other information contained in the footnotes to this table.

(2)	Derived from Schedule 13G/ A filed February 13, 2005. The persons named reported beneficial ownership of the following shares: Private Capital Management, L.P. (3,895,538); Bruce S. Sherman (3,922,688); and Gregg J. Powers (3,895,538). Mr. Sherman is CEO of Private Capital Management (“PCM”) and Mr. Powers is President of PCM. In these capacities, Messrs. Sherman and Powers exercise shared dispositive and shared voting power with respect to shares held by PCM’s clients and managed by PCM. Messrs. Sherman and Powers disclaim beneficial ownership of the shares held by PCM’s clients and disclaim the existence of a group.

(3)	Derived from Schedule 13G/ A filed February 17, 2005.

(4)	Includes 2,196,801 shares issuable upon the exercise of outstanding options that are exercisable within 60 days of March 15, 2005.

(5)	Derived from Schedule 13G/ A dated February 11, 2005. These securities are owned by various individual and institutional investors which T. Rowe Price Associates, Inc. (“Price Associates”) serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(6)	Includes 71,000 shares issuable upon the exercise of outstanding options that are exercisable within 60 days of March 15, 2005.

(7)	Includes 510,720 shares issuable upon the exercise of outstanding options that are exercisable within 60 days of March 15, 2005.

(8)	Includes 503,241 shares issuable upon the exercise of outstanding options that are exercisable within 60 days of March 15, 2005.

(9)	Includes 358,715 shares issuable upon the exercise of outstanding options that are exercisable within 60 days of March 15, 2005.

(10)	Includes 240,709 shares issuable upon the exercise of outstanding options that are exercisable within 60 days of March 15, 2005.

(11)	Includes 71,000 shares issuable upon the exercise of outstanding options that are exercisable within 60 days of March 15, 2005.

(12)	Includes 119,000 shares issuable upon the exercise of outstanding options that are exercisable within 60 days of March 15, 2005.

(13)	Includes 66,000 shares issuable upon the exercise of outstanding options that are exercisable within 60 days of March 15, 2005.

(14)	Includes 55,000 shares issuable upon the exercise of outstanding options that are exercisable within 60 days of March 15, 2005.

(15)	Includes 4,534,502 shares issuable upon the exercise of outstanding options that are exercisable within 60 days of March 15, 2005.

Information related to securities authorized for issuance under equity compensation plans as of November 30, 2004 is as follows:
EQUITY COMPENSATION PLAN INFORMATION

(In thousands, except per share data)

	Number of		Number of
	Securities to be	Weighted-average	Securities
	Issued Upon	Exercise Price of	Remaining
	Exercise of	Outstanding	Available
	Outstanding	Options,	For
	Options, Warrants	Warrants and	Future
Plan Category	and Rights	Rights	Issuance

Equity compensation plans approved by shareholders	7,397	$13.02	743
Equity compensation plans not approved by shareholders	5,049	$17.33	1,018

Total	12,446	$14.77	1,761

      The Company has adopted two equity compensation plans, the 2002 Nonqualified Stock Plan (2002 Plan) and the 2004 Inducement Stock Plan (2004 Plan), for which the approval of shareholders was not required. The Company intends that the 2004 Plan be reserved for persons to whom the Company may issue securities without shareholder approval as an inducement to become employed by the Company pursuant to the rules and regulations of the Nasdaq Stock Market. Executive officers and members of the Board of Directors are not eligible for awards under the 2002 Plan. An executive officer or director would be eligible to receive an award under the 2004 Plan only as an inducement to join the Company. Awards under the 2002 Plan and the 2004 Plan may include nonqualified stock options, grants of conditioned stock, unrestricted grants of stock, grants of stock contingent upon the attainment of performance goals and stock appreciation rights. No awards other than nonqualified stock options have been granted under either plan. A total of 6,700,000 shares are issuable under the two plans.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership of, and transactions in, the Company’s securities with the Securities and Exchange Commission. This information is also filed with The Nasdaq Stock Market. Such directors, executive officers and ten-percent shareholders are also required to furnish the Company with copies of all Section 16(a) forms they file.
      Based solely on a review of the copies of such forms received by it, and on written representations from certain reporting persons, the Company believes that with respect to the fiscal year ended November 30, 2004, its directors, officers and ten-percent shareholders complied with all applicable Section 16(a) filing requirements.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
      During the 2004 fiscal year, the Company did not engage in any transaction or series of similar transactions in which the amount involved exceeded or exceeds $60,000 and in which any of our directors or executive officers, any holder of more than 5% of any class of our voting securities or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, nor was any director or executive officers or any of their family members indebted to us or any of our subsidiaries in any amount in excess of $60,000 at any time during the 2004 fiscal year.
EXECUTIVE COMPENSATION
      The following table sets forth a summary of the compensation earned by (i) the Company’s Chief Executive Officer (CEO) and (ii) the Company’s four most highly compensated executive officers other than the CEO during the 2004 fiscal year (collectively, the “Named Executive Officers”), for services rendered in fiscal 2004, 2003 and 2002.
Summary Compensation Table

				Long Term
				Compensation
				Awards

				Securities
		Annual Compensation		Underlying	All Other
				Options/SARs	Compensation
Name and Principal Position	Year	Salary($)	Bonus($)	(#)(1)	($)(2)

Joseph W. Alsop	2004	$350,000	$302,250	200,000	$44,984
Co-Founder and	2003	$350,000	$351,000	250,000	$41,177
Chief Executive Officer	2002	$350,000	$260,000	250,000	$32,944
David G. Ireland	2004	$303,500	$217,581	100,000	$35,172
President, Progress OpenEdge	2003	$300,000	$233,100	150,000	$31,839
	2002	$297,499	$163,353	150,000	$25,795
Richard D. Reidy	2004	$253,333	$150,462	70,000	$27,539
President, DataDirect	2003	$250,000	$179,280	100,000	$25,141
Technologies	2002	$246,666	$131,204	100,000	$19,482
Norman R. Robertson	2004	$252,916	$158,439	70,000	$28,717
Senior Vice President,	2003	$250,000	$179,280	100,000	$26,467
Finance and Administration	2002	$245,792	$130,808	100,000	$20,798
and Chief Financial Officer
Peter J. Sliwkowski	2004	$215,000	$169,965	50,000	$21,913
President, ObjectStore	2003	$215,000	$129,870	75,000	$20,298
	2002	$215,000	$90,800	75,000	$16,356

(1)	The Company did not make any restricted stock awards, grant any stock appreciation rights or make any long-term incentive plan payouts during fiscal 2004, 2003 or 2002.

(2)	The amounts disclosed in this column include:

(a)	Company contributions for fiscal 2004 of $12,300 to a defined contribution plan, the Progress Software Corporation 401(k) Plan (the “401(k) Plan”) for each of the Named Executive Officers.

(b)	Payments by the Company for fiscal 2004 401(k) Plan matching contributions in excess of participation limits imposed on higher-paid individuals under federal tax law, as follows: Mr. Alsop, $29,760; Mr. Ireland, $19,911; Mr. Reidy, $13,669; Mr. Robertson, $13,644; and Mr. Sliwkowski, $8,392.

(c)	Payments by the Company in fiscal 2004 of elected taxable long term disability insurance premiums for the benefit of the following executive officers: Mr. Alsop, $1,194; Mr. Ireland, $1,127; Mr. Reidy, $939; Mr. Robertson, $939; and Mr. Sliwkowski, $803.

(d)	Imputed income in fiscal 2004 of term life insurance premiums for the benefit of the following executive officers: Mr. Alsop, $1,730; Mr. Ireland, $1,834; Mr. Reidy, $631; Mr. Robertson, $1,834; and Mr Sliwkowski, $418.

(e)	Company contributions for fiscal 2003 to the 401(k) Plan of $12,480 for each of the Named Executive Officers.

(f)	Payments by the Company for fiscal 2003 401(k) Plan matching contributions in excess of participation limits imposed on higher-paid individuals under federal tax law, as follows: Mr. Alsop, $25,584; Mr. Ireland, $16,433; Mr. Reidy, $11,307; Mr. Robertson, $11,282; and Mr. Sliwkowski, $6,602.

(g)	Payments by the Company in fiscal 2003 of elected taxable long term disability insurance premiums for the benefit of the following executive officers: Mr. Alsop, $1,308; Mr. Ireland, $1,121; Mr. Reidy, $934; Mr. Robertson, $1,771; and Mr. Sliwkowski, $838.

(h)	Imputed income in fiscal 2003 of term life insurance premiums for the benefit of the following executive officers: Mr. Alsop, $1,805; Mr. Ireland, $1,805; Mr. Reidy, $420; Mr. Robertson, $981; and Mr. Sliwkowski, $378.

(i)	Company contributions for fiscal 2002 to the 401(k) Plan of $11,000 for each of the Named Executive Officers.

(j)	Payments by the Company for fiscal 2002 401(k) Plan matching contributions in excess of participation limits imposed on higher-paid individuals under federal tax law, as follows: Mr. Alsop, $19,164; Mr. Ireland, $12,961; Mr. Reidy, $8,055; Mr. Robertson, $7,842; and Mr. Sliwkowski, $4,978.

(k)	Payments by the Company in fiscal 2002 of elected taxable long term disability insurance premiums for the benefit of the following executive officers: Mr. Alsop, $975; and Mr. Robertson, $975.

(l)	Imputed income in fiscal 2002 of term life insurance premiums for the benefit of the following executive officers: Mr. Alsop, $1,805; Mr. Ireland, $1,834; Mr. Reidy, $427; Mr. Robertson, $981; and Mr. Sliwkowski, $378.

OPTION/ SAR GRANTS IN FISCAL 2004
      The following table sets forth certain information with respect to the grant of stock options in fiscal year 2004 to each of the Named Executive Officers.

						Potential
	Individual Grants					Realizable Value at
						Assumed Annual
	Number of		% of Total			Rates of Stock Price
	Securities		Options/SARs			Appreciation for
	Underlying		Granted to	Exercise		Option Term(5)
	Options/SARs		Employees in	Price	Expiration
Name	Granted(#)		Fiscal Year(3)	($/Share)(4)	Date	5%($)	10%($)

Joseph W. Alsop	75,000	(1)	3.04%	$18.15	5/23/14	$906,782	$2,250,212
	125,000	(2)	5.07%	$19.25	9/26/14	$1,513,278	$3,834,943
David G. Ireland	50,000	(1)	2.03%	$18.15	5/23/14	$604,521	$1,500,141
	50,000	(2)	2.03%	$19.25	9/26/14	$605,311	$1,533,977
Richard D. Reidy	35,000	(1)	1.42%	$18.15	5/23/14	$423,165	$1,050,099
	35,000	(2)	1.42%	$19.25	9/26/14	$423,718	$1,073,784
Norman R. Robertson	35,000	(1)	1.42%	$18.15	5/23/14	$423,165	$1,050,099
	35,000	(2)	1.42%	$19.25	9/26/14	$423,718	$1,073,784
Peter J. Sliwkowski	25,000	(1)	1.01%	$18.15	5/23/14	$302,261	$750,071
	25,000	(2)	1.01%	$19.25	9/26/14	$302,655	$766,989

(1)	Options vest on the date of grant with respect to 5% of the total amount, thereafter in equal monthly installments over a 57-month period commencing on June 1, 2004.

(2)	Options vest on the date of grant with respect to 12% of the total amount, thereafter in equal monthly installments over a 53-month period commencing on October 1, 2004.

(3)	The Company granted options to purchase a total of 2,465,984 shares of Common Stock to employees in fiscal 2004. The Company granted no SARs during fiscal 2004.

(4)	All options were granted at fair market value, which was determined by the Compensation Committee to be the closing price of the Common Stock on the date of grant, as reported by The Nasdaq Stock Market, National Market System.

(5)	The amounts shown represent hypothetical values that could be achieved for the respective options if exercised at the end of their option terms. These gains are based on assumed rates of stock appreciation of 5% and 10%, compounded annually from the date the respective options were granted to the date of their expiration. The gains shown are net of the option price, but do not include deductions for taxes or other expenses that may be associated with the exercise. Actual gains, if any, on stock option exercises will depend on future performance of the Common Stock, the optionholders’ continued employment through the option period, and the date on which the options are exercised.

AGGREGATED OPTION/ SAR EXERCISES IN LAST
FISCAL YEAR AND FISCAL YEAR-END OPTION/ SAR VALUES
      The following table sets forth certain information with respect to option exercises in fiscal 2004 and the value of unexercised options, as of November 30, 2004, for each of the Named Executive Officers.

			Number of	Value of
			Securities Underlying	Unexercised
			Unexercised	In-the-Money
			Options/SARs at	Options/SARs at
			Fiscal Year-End(#)(1)	Fiscal Year-End($)(1)(2)

	Shares Acquired	Value	Exercisable/	Exercisable/
Name	On Exercise(#)	Realized($)	Unexercisable	Unexercisable

Joseph W. Alsop	360,000	$4,622,040	2,149,301/519,999	$27,813,218/$3,183,174
David G. Ireland	33,182	$436,861	450,020/293,500	$3,843,445/$1,837,570
Richard D. Reidy	20,000	$353,441	460,715/211,563	$4,922,913/$1,398,192
Norman R. Robertson	18,058	$235,911	317,715/198,499	$2,681,042/$1,236,745
Peter J. Sliwkowski	10,000	$114,440	231,709/153,998	$1,869,657/$ 987,712

(1)	As of November 30, 2004 the Company had issued no SARs.

(2)	Calculated on the basis of an assumed value of $22.83 per share, which was the average of the high and the low sale prices of the Company’s Common Stock on November 28, 2004, as reported by The Nasdaq Stock Market, less the applicable exercise price.
EMPLOYEE RETENTION AND MOTIVATION AGREEMENTS
      The Company has entered into an agreement (an “Employee Retention and Motivation Agreement”) with each of the Named Executive Officers (“Covered Persons”). Each Employee Retention and Motivation Agreement provides for certain payments and benefits upon a Change in Control (as defined in such agreement) of the Company and upon an Involuntary Termination (as defined in such agreement) of the Covered Person’s employment by the Company. Upon a Change in Control, the final twelve-month vesting portion of each outstanding unvested option grant held by the Covered Persons shall automatically become vested and each Covered Person’s annual cash bonus award shall be fixed and guaranteed at his respective target level. Payment of such bonus will immediately occur on a pro-rata basis with respect to the elapsed part of the relevant fiscal year and the balance of such bonus will be paid at the end of such fiscal year or immediately upon Involuntary Termination of such Covered Person if such event occurs prior to the end of the relevant fiscal year. Upon Involuntary Termination of a Covered Person, the final twelve-month vesting portion of each outstanding unvested option grant held by such Covered Person shall automatically become vested. If such Involuntary Termination occurs within six months following a Change in Control then the Covered Person shall receive a lump sum payment equal to nine months of target compensation and such Covered Person’s benefits shall continue for nine months. If such Involuntary Termination occurs after six months but prior to twelve months following a Change in Control then the Covered Person shall receive a lump sum payment equal to six months of target compensation and such Covered Person’s benefits shall continue for six months.
AUDIT COMMITTEE REPORT
      In accordance with its written charter, the Audit Committee assists the Board of Directors (the “Board”) in fulfilling its oversight responsibilities relating to the financial information which will be provided to the shareholders and others, the internal control system which management and the Board have established, the independence and performance of the independent registered public accounting firm and the audit process. Each member of the Audit Committee is independent as defined by the Nasdaq Stock Market’s listing standards. The Audit Committee charter, as amended and adopted by the Board, is included in this Proxy Statement as Appendix A.
      Management is responsible for establishing and maintaining adequate internal controls over financial reporting to ensure the integrity of the Company’s financial statements. The Company’s independent registered public accounting firm, Deloitte & Touche LLP, is responsible for performing an audit of management’s assessment and effectiveness of the Company’s internal control over financial reporting in conjunction with an audit of the consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and issuing opinions on the financial statements and management’s assessment and effectiveness of internal control over financial reporting. The Audit Committee has met and held discussions with management and the independent registered public accounting firm regarding the attestation of internal control over financial reporting and the financial audit process of the Company.
      The Audit Committee obtained from Deloitte & Touche LLP the written disclosures and letter required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees”. The Audit Committee and Deloitte & Touche LLP have discussed such disclosures and letter, as well as the independence of Deloitte & Touche LLP.
      The Audit Committee reviewed and discussed the audited consolidated financial statements of the Company for the fiscal year ended November 30, 2004 with management and the independent registered public accounting firm. Management has represented to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.
      The Audit Committee reviewed and discussed with Deloitte & Touche LLP the communications required by standards established by the PCAOB (United States), including those described in Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended, and discussed the results of the independent registered public accounting firm’s examination of the financial statements.
      Based on the above-mentioned reviews and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended November 30, 2004, for filing with the Securities and Exchange Commission.

Michael L. Mark, Chairman
Roger J. Heinen, Jr.
Amram Rasiel

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES
      Aggregate fees billed to the Company for services performed for the fiscal year ended November 30, 2004 and November 30, 2003 by the Company’s independent registered public accounting firm, Deloitte & Touche LLP, are as follows:

	Fiscal 2004	Fiscal 2003

Audit Fees(1)	$1,364,000	$577,000
Tax Fee(2)	$722,000	$544,000
Audit Related Fees(3)	$51,000	$60,000
All Other Fees	$—	$—

(1)	Includes statutory audit fees related to the Company’s wholly owned foreign subsidiaries as the results of these audits are utilized in the audit of the consolidated financial statements. Audit fees during 2004 also include fees relating to compliance with Section 404 of the Sarbanes Oxley Act of 2002 amounting to approximately $658,000 or 48% of the audit fees. In accordance with the policy on audit committee pre-approval, 100% of audit services provided by the independent registered public accounting firm are pre-approved.

(2)	Includes fees primarily for tax compliance, tax advice and tax planning (domestic and international). In accordance with the policy on audit committee pre-approval, 100% of tax services provided by the independent registered public accounting firm are pre-approved.

(3)	Includes fees related to the performance of audits and attest services not required by statute or regulations, due diligence related to mergers, acquisitions, proposed transactions, and accounting consultations regarding the application of generally accepted accounting principles to proposed transactions. In accordance with the policy on audit committee pre-approval, 100% of audit related services provided by the independent registered public accounting firm are pre-approved.
POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      The Audit Committee is responsible for appointing, setting compensation, and overseeing the work of the Company’s independent registered public accounting firm. The Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm.
      Requests for specific services by the independent registered public accounting firm which comply with the auditor services policy are reviewed by the Company’s Finance, Tax, and Internal Audit departments. Requests approved by the group are aggregated and submitted to the Audit Committee in one of the following ways:
      (1) Request for approval of services at a meeting of the Audit Committee; or (2) Request for approval of services by Mr. Mark, Chairman of the Audit Committee and then the approval by the full committee at the next meeting of the Audit Committee.
      The request may be made with respect to either specific services or a type of service for predictable or recurring services.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
      The current members of the Compensation Committee of the Company’s Board of Directors are Messrs. Heinen and McGregor. Neither of them is or has ever been an officer or employee of the Company or of any of its subsidiaries. No member of the Compensation Committee is a party to any relationship required to be disclosed under Item 402 or Item 404 of Regulation S-K promulgated by the Securities and Exchange Commission.
COMPENSATION COMMITTEE REPORT
      The Company’s executive compensation program is established by the Compensation Committee.
      The Company’s executive compensation philosophy. The Company’s philosophy is to reward executives based upon corporate and individual performance as well as to provide long-term incentives for the achievement of future financial and strategic goals, thereby advancing both the short and long term interests of shareholders. These goals include growth of the Company, defined primarily in terms of growth in revenue and earnings per share. It is also the Company’s philosophy to base a significant portion of the executive’s total compensation opportunity on performance incentives consistent with the scope and level of the executive’s responsibilities.
      Elements of executive compensation program. The executive compensation program for fiscal 2004 consisted of the following three elements: (1) base salary; (2) incentive compensation in the form of annual cash bonus awards earned under the Company’s Fiscal 2004 Bonus Programs for Executives and Key Contributors (the “2004 Bonus Programs”); and (3) equity-based long-term incentive compensation in the form of stock options. The Compensation Committee believes that executive compensation should be aligned with long-term shareholder value. Therefore, the elements of the executive compensation program are weighted such that the equity-based long-term element is potentially the most rewarding element. All elements of the executive compensation program are designed to be competitive with those of comparable technology companies.
      Cash Compensation. Total cash compensation is comprised of base salary and annual bonus. Base salary increases for fiscal 2004 were based upon individual, business unit or departmental contribution and performance. The 2004 Bonus Programs were established by the Compensation Committee and approved by the Board of Directors. For each participant, the 2004 Bonus Programs provided for a specified payment as a percentage of base salary depending on the attainment of specific operating metrics of the Company’s various business units, primarily focused on revenue growth and operating profit. The targets for the operating metrics are approved by the Board of Directors. If the Company or relevant business unit achieves 100% of its targeted operating metrics, 100% of the specified bonus is paid. More or less than 100% of the specified bonus may be paid depending on the Company’s level of achievement and the Compensation Committee’s assessment of the Company’s strength, stability and strategic position, as well as individual contribution. A further explanation of the elements of the executive compensation program as they relate to the CEO is provided below.
      Cash Compensation of Chief Executive Officer. Total cash compensation received by Mr. Alsop decreased for fiscal year 2004 compared to fiscal year 2003 by 7%. Mr. Alsop’s decrease in fiscal 2004 total cash compensation was due to partial non-attainment of targeted revenue growth and operating profit and therefore a lower payout of cash bonus. Base salary for Mr. Alsop remained the same during fiscal year 2004 as compared to fiscal year 2003.
      Equity Compensation. Long-term incentive compensation, in the form of stock options, is intended to correlate executive compensation with the Company’s long-term success as measured by the Company’s stock price. Stock options are tied to the future success of the Company because options granted have an exercise price equal to the closing market value at the date of the grant and will only provide value to the extent that the price of the Company’s stock increases above the exercise price. Since options granted generally vest monthly over a five-year period, option participants are encouraged to continue employment with the Company. Based on the foregoing considerations, during fiscal 2004, Mr. Alsop and the other Named Executive Officers received grants of stock options as disclosed in the Option Grant Table on page 10.
      Benefits. All employees who participated in the 401(k) Plan received a discretionary matching contribution for fiscal 2004, representing up to 6% of each eligible employee’s calendar year compensation, including base salary, commissions and bonus, depending on the employee’s length of service with the Company and the employee’s contribution level. Such matching contribution was approved by the Compensation Committee. The Named Executive Officers also received such a contribution, except that, due to limitations imposed on 401(k) matching contributions to higher-paid individuals under federal tax law, a portion of the contributions that otherwise would have been received by Mr. Alsop and the other Named Executive Officers disclosed in the Summary Compensation Table, pursuant to the 401(k) Plan were instead paid directly to such individuals. All such amounts are disclosed under “Other Compensation” in the Summary Compensation Table on page 8. The Company’s health and insurance plans are the same for all employees. The Company’s stock purchase plan is available to all employees except Mr. Alsop, who is ineligible to participate in the plan due to his percentage of ownership of the Company.
      Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) imposes an annual limit of $1,000,000 on tax deductions that an employer may claim for compensation of certain executives. Section 162(m) of the Code provides exceptions to the deduction limitation for “performance-based” compensation, and it is the intent of the Compensation Committee to take advantage of such exceptions to the extent feasible and in the best interests of the Company.

Roger J. Heinen, Jr.
Scott A. McGregor
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
      In 2003, the Board of Directors formed a Nominating and Corporate Governance Committee, composed of Messrs. Harris and Heinen, each of whom meets the independence requirements for nominating committee members set forth in the rules of The Nasdaq Stock Market. The Nominating and Corporate Governance Committee is responsible for identifying qualified candidates for election to the Board of Directors and nominating the candidates proposed for election as directors at the Annual Meeting.
      In selecting director nominees, the Nominating and Corporate Governance Committee seeks candidates who have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment and who will be effective, in conjunction with the other nominees to the board, in collectively serving the long-term interests of the shareholders. The Nominating and Corporate Governance Committee has established the following minimum requirements: having at least five years of business experience, having no identified conflicts of interest as a prospective director of the Company, having not been convicted in a criminal proceeding aside from traffic violations during the five years prior to the date of selection, and being willing to comply with the Company’s Code of Conduct and Finance Code of Professional Ethics. The Nominating and Corporate Governance Committee retains the right to modify these minimum qualifications from time to time. Exceptional candidates who do not meet all of these criteria may still be considered.
      The Nominating and Corporate Governance Committee reviews the qualifications and backgrounds of the directors, as well as the overall composition of the Board, and nominates candidates for election at the annual meeting of shareholders. In the case of incumbent directors whose terms of office are set to expire, the

Nominating and Corporate Governance Committee reviews each such director’s overall past service to the Company, including the number of meetings attended, level of participation, quality of performance, and whether the director continues to meet applicable independence standards. In the case of a new director candidate, the Nominating and Corporate Governance Committee determines whether the candidate meets the applicable independence standards, and the level of the candidate’s financial expertise. The candidate will also be interviewed by the Nominating and Corporate Governance Committee. Qualified candidates for membership on the Board will be considered without regard to race, color, religion, sex, ancestry, national origin or disability. To date, no third parties have been compensated for assisting in identifying or evaluating potential nominees.
      The Nominating and Corporate Governance Committee will consider Director candidates recommended by shareholders, and does not alter the manner in which it evaluates candidates based on whether or not the candidate was recommended by a shareholder. Shareholders may recommend Director candidates for consideration by the Nominating and Corporate Governance Committee by sending a written communication to the committee at the Company’s offices located at: 14 Oak Park, Bedford, MA 01730. Recommendations sent by shareholders must provide the candidate’s name, biographical data and qualifications including age, five-year employment history with employer names and a description of the employer’s business, whether such individual can read and understand fundamental financial statements, other board memberships (if any), and such other information as reasonably available and sufficient to enable the Nominating and Corporate Governance Committee to evaluate the minimum qualifications stated above. The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders. Shareholder recommendations of candidates for election as directors at an annual meeting of shareholders must be given at least 90 days prior to the date of the next annual meeting of shareholders.

STOCK PERFORMANCE GRAPH
      The following line graph compares the Company’s cumulative shareholder return with that of a broad market index (NASDAQ Stock Market Index for U.S. Companies) and a published industry index (NASDAQ Computer and Data Processing Services Stocks). Each of these indices is calculated assuming that $100 was invested on November 30, 1999.
Comparative 5-Year Cumulative Total Return
Among Progress Software Corporation, Nasdaq Stock Market Index
and Nasdaq Computer and Data Processing Services Stocks

	11/99	11/00	11/01	11/02	11/03	11/04

Progress Software Corporation	$100	$65	$86	$68	$105	$114

Nasdaq Stock Market (U.S.)	$100	$90	$45	$42	$54	$56

Nasdaq Computer & Data Processing	$100	$76	$55	$45	$51	$61

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      The Audit Committee of the Board of Directors has selected the firm of Deloitte & Touche LLP, independent registered public accounting firm, to serve as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2005. The Company has been advised that a representative of Deloitte & Touche LLP will be present at the 2005 Annual Meeting. This representative will have the opportunity to make a statement if he desires and will be available to respond to appropriate questions presented at the meeting.
EXPENSES OF SOLICITATION
      The cost of solicitation of proxies will be borne by the Company and in addition to soliciting shareholders by mail, the Company will reimburse banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs in forwarding proxy materials to the beneficial owners of shares held of record by them. Directors, officers and regular employees of the Company may, without additional compensation, solicit shareholders in person or by mail, telephone, facsimile, or otherwise following the original solicitation.
PROPOSALS OF SHAREHOLDERS FOR 2006 ANNUAL MEETING
      The Company anticipates that its 2006 Annual Meeting of Shareholders will be held on or about April 20, 2006. Proposals of shareholders of the Company intended to be presented at the 2006 Annual Meeting must, in order to be included in the Company’s Proxy Statement and the form of proxy for the 2006 Annual Meeting, be received at the Company’s principal executive offices by November 21, 2005.
      Under the by-laws of the Company, any shareholder intending to present any proposal (other than a proposal made by, or at the direction of, the Board of Directors of the Company) at the 2006 Annual Meeting, must give written notice of such proposal (including certain information about any nominee or matter proposed and the proposing shareholder) to the Secretary of the Company not less than 60 days nor more than 90 days prior to the date of the scheduled annual meeting; provided, however, that if less than 70 days’ notice or prior public disclosure of the scheduled annual meeting is given or made, such notice, to be timely, must be given within 10 days following such public disclosure or mailing of such notice, whichever is earlier.
AVAILABLE INFORMATION
      Shareholders of record on February 25, 2005 will receive with this Proxy Statement a copy of the Company’s 2004 Annual Report on Form 10-K, containing detailed financial information concerning the Company. The Company’s 2004 Annual Report filed on Form 10-K is also available on-line from the U.S. Securities and Exchange Commission’s EDGAR database at the following address: www.sec.gov/cgi-bin/srch-edgar?progress+software.

Appendix A
AUDIT COMMITTEE CHARTER
Purpose and Authority
      The Audit Committee is a committee of the Board of Directors. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to the integrity of the financial information which will be provided to the shareholders and others. Additionally, the Audit Committee will assist the Board of Directors in fulfilling its oversight responsibilities in regards to the Company’s compliance with legal and regulatory requirements.
      The Audit Committee shall be solely and directly responsible for appointing, evaluating, compensating, retaining, and when necessary, terminating the engagement of the independent auditors.
      The Audit Committee shall have the authority to engage outside counsel and other advisors as it determines necessary to carry out its duties. The Company will provide appropriate funding to the Audit Committee for the payment of compensation of any such advisors and the compensation of the independent auditor selected by the Committee. In addition, the Company will provide funding for the ordinary administrative expenses of the Committee, which are necessary or appropriate in carrying out its duties. The Audit Committee may conduct or authorize investigations into any matters within the scope of its responsibilities and may meet with any employee of the Company or any third parties it deems necessary in connection with such investigations.
Composition
      The membership of the Audit Committee shall consist of at least three directors who are independent of the management of the Company and meet the independence requirements of applicable laws and regulations and of the Nasdaq Stock Market, Inc. Members of the Audit Committee shall be appointed by the Board of Directors and may be removed by the Board of Directors.
      All members shall be financially literate. At least one member shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.
Meetings
      The Audit Committee shall hold regularly scheduled meetings and special meetings as circumstances require. As part of the process to foster open communication, the Audit Committee shall meet periodically with management, the independent auditors and internal audit in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately
Responsibilities
      To assist the Board of Directors in fulfilling its oversight responsibilities, the Audit Committee will:

1. Provide an open avenue of communication among the independent auditors, financial and senior management, internal audit, legal counsel and the Board of Directors.

2. Review and select the independent auditors to audit the consolidated financial statements of the Company. The Audit Committee has direct and sole responsibility for the oversight of the independent auditors, including the resolution of disagreements between management and the independent auditors regarding financial reporting matters.

3. Review annually the qualifications and performance of the independent auditors and make determinations regarding any discharge of the independent auditors when circumstances warrant.

4. Evaluate annually the independence of the independent auditors based on the receipt from the independent auditor of a formal, written statement describing all relationships between the independent auditors and the Company in accordance with Independence Standards Board Standard No. 1.

5. Discuss with the independent auditor any disclosed relationships or services that may impact the independence and objectivity of the auditor and, if needed, take, or recommend that the Board of Directors take, the appropriate action to oversee and satisfy itself as to the auditors’ independence.

6. Oversee the rotation of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by applicable law or regulation.

7. Review and pre-approve all audit services and permissible non-audit services to be provided by the independent auditors. The Audit Committee may, from time to time, delegate its authority to approve services on a preliminary basis to the Audit Committee Chairman, provided that any such approvals are presented to the full Audit Committee at the next Committee meeting.

8. Review and discuss with the independent auditors the scope, staffing and planning for the annual audit process.

9. Review with the independent auditors any problems or difficulties the auditor may have encountered in the course of the audit work, including any restrictions on scope or activities or access to required information, and any disagreements with management.

10. Review with the independent auditors, the Company’s internal audit and financial management, the adequacy and effectiveness of the internal controls over financial reporting. Elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

11. Review with the General Counsel legal matters that may have a material impact on the Company’s financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or government agencies.

12. Review the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Conduct.

13. Establish and review periodically procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

14. Act as the Qualified Legal Compliance Committee (QLCC), reviewing and discussing any reports received from attorneys regarding securities law violations, breaches of fiduciary duties or similar violations which were reported to the General Counsel or the Chief Executive Officer and not resolved to the satisfaction of the reporting attorney.

15. Review and approve all related party transactions (as defined by the rules issued by the Securities and Exchange Commission) on an on-going basis.

16. Review and discuss with management the Company’s major financial risks and the steps management has taken to monitor and control such risks.

17. Review and discuss with management and the independent auditors the annual audited financial statements and the quarterly financial statements including Management’s Discussion and Analysis of

Financial Condition and Results of Operations prior to the filing of reports containing such financial statements with the Securities and Exchange Commission.

18. Discuss the results of the annual audit and quarterly review and any matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards including the independent auditors’ judgment about the quality, not just the acceptability, of the Company’s accounting principles used in financial reporting. Based on the review performed, recommend to the Board of Directors whether the audited financial statements be included in the Company’s Annual Report on Form 10-K.

19. Review and discuss reports from the independent auditors on all critical accounting policies and practices to be used in the Company’s financial statements; all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

20. Discuss with management the Company’s earning announcements as well as financial information and earnings guidance prior to public release.

21. Review with management and the independent auditors the effect of regulatory and accounting initiatives and unusual or infrequently occurring transactions, as well as off-balance sheet structures, on the financial statements.

22. Review disclosures made to the Audit Committee by the Company’s Chief Financial Officer and Chief Executive Officer during the certification process for each Form 10-K and Form 10-Q concerning any significant deficiencies in the design or operation of internal controls or material weaknesses and any fraud involving management or other employees who have a significant role in the Company’s internal controls. The Audit Committee shall direct the actions to be taken or make recommendations to the Board of Directors of actions to be taken, in the event such disclosures indicate the finding of any significant deficiencies in internal controls or fraud.

23. Issue the report required by the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

24. Review the performance of the internal audit function including the department’s objectivity and authority of its reporting obligations, the proposed audit plans for the coming year, the coordination of such plans with the independent auditors and the results of internal audits. The Audit Committee shall be directly responsible for appointing, evaluating, compensating, retaining, and when necessary, terminating the lead internal auditor.

25. Review and assess the adequacy of the Committee’s Charter annually and recommend any proposed changes to the Board of Directors.

26. Perform any other duties assigned to the Audit Committee by the Board of Directors, or as may be required by law or regulation.

While the Audit Committee has the responsibilities and powers set forth in the Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are in accordance with generally accepted accounting principles. The financial statements are the responsibility of management. Expressing an opinion on the financial statements based on the audits performed is the responsibility of the independent auditors.

ANNUAL MEETING OF SHAREHOLDERS OF

PROGRESS SOFTWARE CORPORATION

April 21, 2005

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

ê Please detach along perforated line and mail in the envelope provided. ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☑

PLEASE COMPLETE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND MAIL IT IN THE ENCLOSED ENVELOPE TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. PLEASE SIGN EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE. IF SHAREHOLDER IS A CORPORATION OR PARTNERSHIP, PLEASE HAVE AN AUTHORIZED OFFICER SIGN ON BEHALF OF THE CORPORATION OR PARTNERSHIP.

		FOR	AGAINST	ABSTAIN
1.	To fix the number of directors constituting the full Board of Directors of the Company at six.	☐	☐	☐

2.	Election of Directors.

☐	FOR ALL NOMINEES

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

NOMINEES

☐ Joseph W. Alsop
☐ Larry R. Harris
☐ Roger J. Heinen, Jr.
☐ Michael L. Mark
☐ Scott A. McGregor
☐ Amram Rasiel

INSTRUCTION:To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☑

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, IT WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Mark box at right if you plan to attend the Annual Meeting.	☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dear Shareholder:

Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.
Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Shareholders, April 21, 2005.
Thank you in advance for your prompt consideration of these matters.

Sincerely,

Progress Software Corporation

PROGRESS SOFTWARE CORPORATION

14 OAK PARK, BEDFORD MASSACHUSETTS 01730

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS — APRIL 21, 2005

     The undersigned shareholder of Progress Software Corporation, revoking all prior proxies, hereby appoints Joseph W. Alsop, Norman R. Robertson and Robert L. Birnbaum, or any of them acting singly, proxies, with full power of substitution, to vote all shares of Common Stock of Progress Software Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Company’s office at 14 Oak Park, Bedford, Massachusetts on April 21, 2005, at 10:00 A.M., local time, and at any adjournments thereof, upon matters set forth in the Notice of Annual Meeting and Proxy Statement dated March 21, 2005, a copy of which has been received by the undersigned, and in their discretion, upon any other business that may properly come before the meeting or any adjournments thereof. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. A SHAREHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. Attendance of the undersigned at the meeting or any adjourned session thereof will not be deemed to revoke the proxy unless the undersigned shall affirmatively indicate the intention of the undersigned to vote the shares represented hereby in person.

(Continued and to be signed on the reverse side)

COMMENTS: